Exhibit 99.1

8-K Robert L.G. Watson will be presenting at the Abraxas Petroleum Corporation Annual Meeting of Stockholders on June 26, 2007

Slide 1:	Abraxas Petroleum Corporation

Annual Meeting of Stockholders, June 26, 2007

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture:	Pencil drawing of a drilling rig floor with crew

Slide 2:	Company Overview

Abraxas Petroleum Corporation

•	AMEX: ABP
o	Market capitalization ~ $212 million
o	Enterprise value ~ $212 million

= $0 debt & $11 million in cash

•	Options: CBOE and PCX
•	Fully diluted shares outstanding ~ 50 million
•	Ownership: ~ 15% insider

~ 32% institutional

•	Average trading volume (3 mos): ~ 300,000 shares per day

Slide 3:	Recent Transactions

Closed: May 25, 2007

Master Limited Partnership
•	Contributed 65 Bcfe of proved reserves
•	ABP Ownership = 47%

Sources:	(millions)	Uses:	(millions)
53% MLP to institutional investors:	$100.0	Redeem existing notes: (1)	$ 139.3
5.9 million shares of ABP stock:	22.5	Repay credit facility:	0.9
Societe Generale credit facility (MLP):	35.0	Fees & expenses:	10.3
		Excess cash (ABP):	7.0
TOTAL SOURCES:	$ 157.5	TOTAL USES:	$ 157.5
(1)	Includes call premium and interest

Slide 4:	Transaction Rationale

Opportunity to increase shareholder value:

•	Valuation discrepancy between E&P MLP and C-Corps
2008 P/CFPS	12x	vs.	6x (1)
Why ?
▪	Tax-advantaged vehicle
▪	Yield-oriented security
▪	Stable cash flow = lower cost of capital

Results:

•	Debt-free Abraxas Corp. (interest payments = $16 million/yr)
•	Retained control of the properties
•	Significant cash-flow stream to Abraxas Corp.
•	Benefit from MLP valuation
•	Accelerate drilling activities

(1) Coker & Palmer research report dated June 6, 2007

Slide 5:	Analyst Commentary

Teekay Shipping (TK) (1)

Market Cap = $4 billion

“We believe that by utilizing the MLP structure for its subsidiaries, TK has enhanced the financial benefits to shareholders generated by these assets owning primarily to the advantages of an MLP structure”

The Williams Companies Inc. (WMB) (2)

Market Cap = $16 billion

“We believe long-term performance of WMB stock price should decouple from the rest of the oil and gas group as a result of value creation from the MLP”

(1)	JP Morgan equity research report dated February 28, 2007
(2)	Citigroup equity research report dated November 26, 2006

Slide 6:	Distribution of Assets

Assets Contributed to MLP		Assets Retained at ABP
Highlights (1)		Highlights (1)
Proved Reserves (Bcfe):	65.4	Proved Reserves (Bcfe):	33.4
- Percent Proved Developed:	58%	- Percent Proved Developed:	29%
- Percent Natural Gas:	91%	- Percent Natural Gas:	67%
Q1 07 Net Production (Mcfepd):	16,900	Q1 07 Net Production (Mcfepd):	2,600
Gross Acres:	16,400	Gross Acres:	88,200

Net Acres:	13,500	Net Acres:	76,200
Delaware Basin Cherry Canyon EOG Montoya Other Delaware Basin ~85% Oates SW – 4 PDP / 5 PUD Gulf Coast Basin Edwards Portilla

Powder River Basin

Mowry Shale “Resource Play”

Eastern Shelf

IRA / Martin

Delaware Basin

Other Delaware Basin ~15%

Oates SW – 4 wells plus Woodford/Barnett

“Resource Play”

Gulf Coast Basin

Edwards (leases)

Wilcox

Map of Texas with certain counties highlighted		Map of Wyoming and Texas with certain counties highlighted
(1)	As of 12/31/06, unless noted otherwise

Slide 7:	Organizational Structure

Slide 8:	Relationship

Abraxas Petroleum Corporation

will continue to operate the majority of the properties
•	receive reimbursement for cost of all operations, and
•	G&A reimbursement of $1.5 million per year

Abraxas General Partner, LLC

will manage Abraxas Energy Partners, L.P.
•	Executive Officers

•	Board of Directors

Slide 9:          Retained Asset Base

Quality assets

•	High ownership interests (79% WI)
•	Operational control (99%)
•	Large acreage positions
•	Substantial upside

Natural gas (67%)

•	Operations in Texas and Wyoming
•	> 10 year inventory of projects on existing leasehold
•	High impact projects

Bar & line chart from 1977 through 2006 detailing long-term debt, market cap and proved reserves at December 31st of each year (and at Jun-07), with a notation of acquisitions: <$0.65 / Mcfe in the mid-1990’s.

Jun-07 reflects the transactions announced on May 25, 2007 and includes 47% of the proved reserves contributed to the MLP

Slide 10:	Upside Potential

	Number of potential / identified projects (1)	Potential Bcfe (2)	$0.50 per Mcfe ($MM)	$1.00 per Mcfe ($MM)	$1.50 per Mcfe ($MM)
Probable & Possible (3)	59	64	$ 32	$ 64	$ 96
Woodford Shale Play	185	555	$ 277	$ 555	$ 832
Mowry Shale Oil Play	300	600	$ 300	$ 600	$ 900
Exploratory Wilcox Plays	15	37	$ 19	$ 37	$ 56
Total	559	1,256	$ 628	$ 1,256	$ 1,884
Upside Potential Value per Share			$ 13	$ 25	$ 38

Retained over 98% of Upside Potential !

(1) Woodford Shale on 80 acre spacing and Mowry Shale on 160 acre spacing

(2) Capital required $1.8 billion – volumes and resultant values are mid-point of range

(3) Net of reserves in specific plays

Slide 11:	Operational Goals

Increase Shareholder Value

through...

Drill Bit Growth targeting Conventional Reservoirs & emerging Resource Plays

Reserve Ratio Improvement by converting proved undeveloped and un-booked reserves to the proved developed category

Slide 12:	Abraxas Corp. Properties
Wyoming – Powder River Basin – Converse & Niobrara Counties

West Texas – Delaware Basin – Pecos & Ward Counties

- Eastern Shelf – Coke, Dawson, Howard, Martin, Midland, Mitchell & Scurry Counties

South Texas – Gulf Coast Basin – Bee, DeWitt, Goliad, Karnes & Live Oak Counties

Map of the United States highlighting Wyoming and Texas and certain counties

Slide 13:	Reserves / Acreage

Proved Reserves – 33.4 Bcfe (1)

Pie chart = Wyoming 3%, South Texas 18%, West Texas 79%

Net Undeveloped Acres ~ 63,500 (1)

Pie chart = Wyoming 67%, South Texas 5%, West Texas 28%

(1)	Pro forma as of 12/31/06

Slide 14:	Conventional Reservoirs

Map of Texas highlighting certain counties in Texas

Developing Existing Proved Reserves

Projects for 2007 and beyond...”the low hanging fruit”

IRA

Clearfork / Strawn Reef

Delaware

Mississippian / Devonian

Oates SW

Devonian

Edwards & Wilcox

Slide 15:	Oates SW Field

Map of Texas highlighting Pecos County in West Texas

~15,000 acres

> 75 sq. miles of 3-D

ABP retained wells:

Manzanita 1H (2007 Devonian)
Hudgins 11-1 (Woodford)
La Escalera 5-1 (Lower Wolfcamp)
La Escalera 2 (Atoka)

ABP retained the following:

Surface rights
Mineral rights
Executive rights
All formations from MLP wells w/o proved reserves

Wells contributed to MLP (plus 3 Devonian PUDs & 2 Montoya completions):

Hudgins 37-1H (Devonian)
Elsinore Cattle 56 (Devonian)

La Escalera 1AH (Devonian)

Hudgins 34-2H (Devonian)

Lease map of Oates SW Field area with well locations, outline of 3-D seismic surveys, current activity and available wellbores.

Slide 16:	Woodford Shale Play

Map of Texas highlighting Pecos County in West Texas with well locations and acreage positions depicted

Reliance / CHK / PXD – 3-D seismic & data swap

PXD (1 drilled & 1 permitted)

CHK 50% / Petro-Hunt 50% ~100,000 acres – 3-D seismic swap

Petro-Hunt (2 permitted & 1 flowing gas)

ABP: Oates SW Field ~15,000 acres

(gained valuable reservoir knowledge & producing small amount of dry gas from the Woodford)

Slide 17:	Mowry Shale Oil Play

Map of Wyoming highlighting certain counties in east central Wyoming & detailed map of Converse & Niobrara Counties, Wyoming with well locations, 3-D seismic survey and acreage positions depicted.

Brooks Draw

~50,000 acres (1)

23 sq. miles proprietary 3-D seismic survey

Converse & Niobrara Counties, Wyoming

ABP: Brooks Draw 10 wells (5 horizontal / 5 vertical)

3 vertical wells producing from Mowry (commingled with other zones)

2007 Plans

Permitting several wells (full-scale technical evaluation of our acreage)

AEZ/BEXP: Krejci

Horizontal Mowry Shale ~15 miles to the SE of Brooks Draw

2007 Plans – Continuous drilling program

(1) Gross acres (>92% MI), 12,000 HBP

Slide 18:	Exploratory Plays

Map of Texas highlighting Bee, Karnes and Live Oak Counties

Potentially High Impact

Targeting the Wilcox Formation

Janssen Prospect, Karnes County

Goebel Prospect, Live Oak County

Plummer & Tuleta Prospects, Bee County

Slide 19:	Capture the Upside

Increase shareholder value

Maintain financial flexibility and liquidity

Prioritize opportunity set

Line chart of ABP share price and NYMEX gas from January 2005 to current

Slide 20:	Summary

Niche exploitation and production company

High quality assets with substantial upside

Goals:

Drill Bit Growth

Reserve Ratio Improvement

CONTINUE TO INCREASE SHAREHOLDER VALUE

Slide 21:	www.abraxaspetroleum.com
Picture:	Manzanita 1H, Hudgins Ranch, Delaware Basin, West Texas